UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2023
HyreCar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Wilshire Blvd, PMB 2196 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	HYRE	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2023, HyreCar Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Holmes Motors Inc. (“Purchaser”). Under the Asset Purchase Agreement, the Company has agreed to sell substantially all of its assets to Purchaser (the “Acquisition”). The Asset Purchase Agreement provides for the transactions contemplated in the non-binding term sheet dated as of February 23, 2023 between the Company and Purchaser, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2023.

Under the terms of the Asset Purchase Agreement, and subject to the terms and conditions set forth therein, Purchaser has agreed to pay cash at closing in an amount equal to $7,750,000 minus (x) as of the closing date, the aggregate amount of all liquidated, non-contingent amounts owed under the DIP Credit Facility as described in the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2023; and minus (y) as of the closing date, the aggregate amount of Seller-Responsible Vendor Liabilities as described in the Asset Purchase Agreement.

The Acquisition is contingent upon the approval of a sale order of the Bankruptcy Court approving the Acquisition under Section 363 of the United States Bankruptcy Code (the “Bankruptcy Code”) and satisfaction of customary closing conditions. The sale order is expected to provide for the assumption by and assignment to Purchaser of certain executory contracts and service agreements under Section 365 of the Bankruptcy Code and pursuant to the terms and conditions of the Asset Purchase Agreement.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the Company and Purchaser, including covenants by the Company related to the competitive bidding process for the Company’s assets and the sale order, a covenant by the Company to continue to operate its business in the ordinary course and not to sell or lease any of the Acquired Assets (as defined in the Asset Purchase Agreement). The Asset Purchase Agreement contains certain termination rights for both Purchaser and the Company and further provides that, in the event the Bankruptcy Court approves a sale of the Acquired Assets to a party other than Purchaser or approves a plan of reorganization of the Company that does not involve the acquisition of the Acquired Assets by Purchaser, Purchaser will be entitled to a break-up fee of $232,500 and certain expense reimbursements not to exceed $125,000.

The Acquisition will be subject to a competitive bidding process in which third parties will have the opportunity to bid on the Acquired Assets. An initial competing bid must meet certain conditions set forth in the Asset Purchase Agreement and must exceed the stipulated value of Purchaser’s bid of $7,750,000 by at least $457,500.

The Company anticipates that proceeds from the Acquisition will be insufficient to satisfy all of its debts and obligations. Consequently, it is highly unlikely that any amounts will ultimately be paid to the Company’s stockholders.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is attached hereto as Exhibit 2.1. The Asset Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. The Asset Purchase Agreement is not intended to provide any factual information about the Company or Purchaser.

Item 8.01. Other Events.

Below is a list of currently scheduled deadlines and hearings related to the sale transaction:

Event	Proposed Date
Bid Procedures Objection Deadline	March 13, 2023 at 4:00 p.m.
Bid Procedures Hearing	March 16, 2023 at 11a.m.
Service of Executory Contract Cure Notice	Three (3) business days after entry of the Bid Procedures Order
Deadline for contract counter parties to object to cure	April 7, 2023 at 4:00 p.m.
Bid Deadline	April 27, 2023 at 4:00 p.m.
Auction (if necessary)	May 2, 2023 at 1:00 p.m.
Sale Objection Deadline and Deadline for contract counter parties to object to adequate assurance	May 3, 2023 at 4:00 p.m.
Sale Hearing	May 5, 2023
Sale Closing	No later than May 10, 2023

The above dates are not comprehensive and are subject to many factors and contingencies, including the approval of the Bankruptcy Court. For updates on timing and events, including potential changes to the above described dates and hearings, and related notices, interested parties may visit https://www.donlinrecano.com/Clients/hci/Index for free online access to the Bankruptcy Court docket.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “budgeted” or the negative of these words or other similar terms or expressions that concern the Company’s bankruptcy filing, and its ability to continue to operate the business as a debtor-in-possession. The Company’s forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects, among others. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Bankruptcy Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of distributions, if any, to the Company’s stakeholders. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement by and between Holmes Motors Inc. and HyreCar Inc. dated as of March 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYRECAR INC.

Date: March 8, 2023	By:	/s/ Eduardo Iniguez
Eduardo Iniguez
Chief Executive Officer